UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2006

PELICAN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14986	58-2298215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer ID Number)

3767 Ranchero Drive, Ann Arbor, Michigan  48108

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (734) 662-9733

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On March 31, 2006, PFI issued a press release announcing that its stockholders had approved a definitive agreement to merge with a subsidiary of Stark Bank Group, Ltd, of Fort Dodge, Iowa and that the merger is expected closed by April 30, 2006. The press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

99.1	Press release dated March 30 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated: March 31, 2006	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer